U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 31, 2006
                                ----------------


                             NORTHERN ETHANOL, INC.
                             ----------------------
        (Exact name of small business issuer as specified in its charter)


         Delaware                     000-51564                 34-2033194
---------------------------           ---------                 ----------
State or other jurisdiction     Commission File Number     (IRS Employer ID No.)
    of  incorporation)

                              193 King Street East
                                    Suite 300
                        Toronto, Ontario, M5A 1J5, Canada
                        ---------------------------------
                    (Address of principal executive offices)

                                 (416) 366-5511
                                 --------------
                           (Issuer's Telephone Number)

                               497 Delaware Avenue
                                Buffalo, NY 14202
                                -----------------
                                (Former Address)


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers

     Effective October 31, 2006, Mr. Ciaran Griffin resigned his position as Chief Financial Officer of our Company due to personal reasons. There were no disagreements between Mr. Griffin and us relating to any matters pertaining to our business or financial affairs that were the cause of this resignation.

     We are currently interviewing candidates for this vacant position, but as of the date of this report, no person has been retained by us.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2006
                                   NORTHERN ETHANOL, INC.
                                   (Registrant)


                                   By:  s/Gordon Laschinger
                                      ------------------------------------------
                                      Gordon Laschinger, Chief Executive Officer